Exhibit 99.4

CONSENT OF INDEPENDENT PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statement No. 333-134034 (Form S-8) and Registration Statement No. 333-128437 (Form S-8) and Registration Statement No. 333-116317 (Form S-3) and Registration Statement No. 333-125373 (Form S-3) of Document Security Systems, Inc and Subsidiaries of our report, dated Arpil 21, 2010, relating to the consolidated financial statements of Premier Packaging Corporation as of and for the years ended December 31, 2009 and December 31, 2008, which appears in the Current Report on Form 8-K of Document Security Systems, Inc. filed with the Securities and Exchange Commission on February 18, 2010, as amended.

/s/Kasperski Owen & Dinan CPAs, LLC

Rochester, New York
April 28, 2010